SUPPLEMENT TO THE PROSPECTUS OF

TCW FUNDS, INC.

Dated: February 27, 2006

Under the section titled “TCW Galileo Small Cap Growth Fund” at page 56, Patrick Wong is deleted as a Fund portfolio manager.

Under the section titled “Portfolio Managers” at page 86, Patrick Wong is deleted.

May 1, 2006

Galnp 5/2006